EXHIBIT 99CERT

                               Certifications

I, Jeffrey W. Priest, certify that:

      1. I have reviewed this report on Form N-CSR of General American Investors

Company, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement
of a material fact or omit to   state a material fact   necessary   to make the

statements made, in light of the circumstances   under which such statements were

made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge,   the financial   statements,   and other   financial

information included in this report, fairly present in all material respects the

financial   condition,   results of   operations,   changes in net assets,   and cash

flows (if the financial   statements   are required to include a statement of cash

flows) of the registrant as of, and for, the periods presented in this report;

      4. The registrant's   other certifying   officer(s) and I are responsible for

establishing and maintaining   disclosure   controls and procedures (as defined in

Rule 30a-3(c)   under the   Investment   Company Act of 1940) and internal   control

over   financial   reporting   (as defined in Rule   30a-3(d)   under the   Investment

Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls   and   procedures,   or caused   such

disclosure   controls and   procedures to be designed   under our   supervision,   to

ensure that   material   information   relating to the   registrant,   including   its

consolidated subsidiaries,   is made known to us by others within those entities,

particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90

days prior to   the filing date of this report based on such evaluation; and

         (d) Disclosed in this report   any   change in the   registrant's   internal

control over financial   reporting that occurred during the second fiscal quarter

of the   period   covered   by this   report   that has   materially   affected,   or is

reasonably likely to materially affect,   the registrant's   internal control over

financial reporting; and

      5. The registrant's other certifying officer(s) and I have disclosed to the

registrant's   auditors   and the audit   committee   of the   registrant's   board of

directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process,

summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:   August 2, 2013

By:       /s/Jeffrey W. Priest

             Jeffrey W. Priest

             President and Chief Executive Officer

             (Principal Executive Officer)

I, Eugene S. Stark, certify that:

      1. I have reviewed this report on Form N-CSR of General American   Investors

Company, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement

of a   material   fact or omit to   state a   material   fact   necessary   to make the

statements made, in light of the circumstances   under which such statements were

made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge,   the financial   statements,   and other   financial

information included in this report, fairly present in all material respects the

financial   condition,   results of   operations,   changes in net assets,   and cash

flows (if the financial   statements   are required to include a statement of cash

flows) of the registrant as of, and for, the periods presented in this report;

      4. The registrant's   other certifying   officer(s) and I are responsible for

establishing and maintaining   disclosure   controls and procedures (as defined in

Rule 30a-3(c)   under the   Investment   Company Act of 1940) and internal   control

over   financial   reporting   (as defined in Rule   30a-3(d)   under the   Investment

Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls   and   procedures,   or caused   such

disclosure   controls and   procedures to be designed   under our   supervision,   to

ensure that   material   information   relating to the   registrant,   including   its

consolidated subsidiaries,   is made known to us by others within those entities,

particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90

days prior to   the filing date of this report based on such evaluation; and

         (d) Disclosed in this report   any   change in the   registrant's   internal

control over financial   reporting that occurred during the second fiscal quarter

of the   period   covered   by this   report   that has   materially   affected,   or is

reasonably likely to materially affect,   the registrant's   internal control over

financial reporting; and

      5. The registrant's other certifying officer(s) and I have disclosed to the

registrant's   auditors   and the audit   committee   of the   registrant's   board of

directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process,

summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:   August 2, 2013

By:       /s/Eugene S. Stark

             Eugene S. Stark

             Vice-President, Administration

             (Principal Financial Officer)